Schwab Strategic Trust
Schwab Crypto Thematic ETF

Portfolio Holdings as of June 30, 2025 (Unaudited)

The Schwab Crypto Thematic ETF will not invest in any cryptocurrency or digital asset directly. The fund invests in companies listed in the Schwab Crypto Thematic Index and is designed to deliver global exposure to companies that may benefit from the development or utilization of cryptocurrencies (including bitcoin) and other digital assets, and the business activities connected to blockchain and other distributed ledger technology. The Schwab Crypto Thematic ETF is non-diversified, which means that in may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund`s investments, and the fund may experience increased volatility.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Australia 9.2%
IREN Ltd. *(a)	818,582	11,926,740

Canada 4.7%
Bitfarms Ltd. *(a)	3,882,119	3,261,757
Defi Technologies, Inc. *	104,602	302,805
Hive Digital Technologies Ltd. *	1,422,929	2,561,272
		6,125,834

Japan 3.6%
GMO internet group, Inc.	52,536	1,311,900
Monex Group, Inc.	349,042	1,713,253
SBI Holdings, Inc.	45,937	1,599,661
		4,624,814

Norway 1.2%
Opera Ltd., ADR	80,141	1,514,665

United Kingdom 0.9%
IG Group Holdings PLC	83,692	1,220,272

United States 80.3%
Applied Digital Corp. *(a)	382,584	3,852,621
BGC Group, Inc., Class A	136,616	1,397,582
Bit Digital, Inc. *	1,718,185	3,762,825
Bitdeer Technologies Group, Class A *(a)	546,592	6,274,876
Block, Inc. *	39,422	2,677,936
Cboe Global Markets, Inc.	5,706	1,330,696
Cipher Mining, Inc. *	2,062,984	9,861,064
Cleanspark, Inc. *	659,751	7,277,054
CME Group, Inc.	4,407	1,214,657
Coinbase Global, Inc., Class A *	27,376	9,595,014
Core Scientific, Inc. *	386,719	6,601,293
Customers Bancorp, Inc. *	23,482	1,379,333
Galaxy Digital, Inc., Class A *	225,853	4,935,827
Hut 8 Corp. *	375,982	6,993,265
Interactive Brokers Group, Inc., Class A	48,172	2,669,211
KULR Technology Group, Inc. *	316,798	2,258,770
MARA Holdings, Inc. *	302,451	4,742,432
MicroStrategy, Inc., Class A *	16,184	6,542,058
NVIDIA Corp.	10,077	1,592,065
SECURITY	NUMBER OF SHARES	VALUE ($)
PayPal Holdings, Inc. *	26,312	1,955,508
Riot Platforms, Inc. *	464,123	5,244,590
Robinhood Markets, Inc., Class A *	40,849	3,824,692
Semler Scientific, Inc. *(a)	96,922	3,754,758
Shift4 Payments, Inc., Class A *	14,308	1,418,066
StoneX Group, Inc. *	15,045	1,371,201
WisdomTree, Inc.	184,662	2,125,460
		104,652,854
Total Common Stocks (Cost $115,543,657)		130,065,179

SHORT-TERM INVESTMENTS 12.3% OF NET ASSETS

Money Market Funds 12.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.27% (b)	115,862	115,862
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.27% (b)(c)	15,925,310	15,925,310
		16,041,172
Total Short-Term Investments (Cost $16,041,172)		16,041,172
Total Investments in Securities (Cost $131,584,829)		146,106,351

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 09/19/25	1	109,585	3,654

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $15,202,370.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt

Schwab Crypto Thematic ETF
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of June 30, 2025 (see notes to portfolio holdings for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$130,065,179	$—	$—	$130,065,179
Short-Term Investments[1]	16,041,172	—	—	16,041,172
Futures Contracts[2]	3,654	—	—	3,654
Total	$146,110,005	$—	$—	$146,110,005

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.

Schwab Crypto Thematic ETF
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
● Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
● Mutual funds: Mutual funds are valued at their respective net asset values (NAVs).
● Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
● Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
● Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include forward foreign currency exchange contracts, U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of a fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
● Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending

Schwab Crypto Thematic ETF
Notes to Portfolio Holdings (Unaudited) (continued)

third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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